ELEVENTH AMENDMENT TO CONTINUING GUARANTY

This Eleventh Amendment to Continuing Guaranty (this “Amendment”), is made and entered into and is effective as of October 19, 2018 (the “Effective Date”), between Fuel Tech, Inc., a Delaware corporation (the “Guarantor”), and JPMorgan Chase Bank, N.A., for itself and each Lending Installation, including but not limited to JPMorgan Chase Bank (China) Company Limited (including but not limited to its Shanghai Branch, the “JPMC Chinese Affiliate”), and each of their respective successors and assigns (individually and collectively, the "Bank").

RECITALS

(A) The Guarantor has previously executed and delivered to the Bank (in the name of JPMorgan Chase Bank (China) Company Limited, Shanghai Branch) a Continuing Guaranty dated as of September 14, 2007, covering the Liabilities of Beijing Fuel Tech Environmental Technologies Co., Ltd. (the “Borrower”), which was amended by (1) a First Amendment to Continuing Guaranty of Fuel Tech, Inc., dated as of September 14, 2007, between the Guarantor and the Bank effective as of July 31,
2009; (2) a Second Amendment to Continuing Guaranty of Fuel Tech, Inc., dated as of September 14,
2007, between the Guarantor and the Bank effective as of June 30, 2010; (3) a Third Amendment to
Continuing Guaranty of Fuel Tech, Inc., dated as of September 14, 2007, between the Guarantor and the Bank effective as of June 30, 2011; (4) a Fourth Amendment to Continuing Guaranty of Fuel Tech, Inc., dated as of September 14, 2007, between the Guarantor and the Bank effective June 29, 2012; (5) a Fifth Amendment to Continuing Guaranty of Fuel Tech, Inc., between the Guarantor and the Bank effective as of June 28, 2013; (6) a Sixth Amendment to Continuing Guaranty of Fuel Tech, Inc., effective as of June
27, 2014; a (7) a Seventh Amendment to Continuing Guaranty between the Guarantor and the Bank effective as of June 26, 2015; (8) an Eighth Amendment to Continuing Guaranty between the Guarantor and the Bank effective as of June 24, 2016; (9) a Ninth Amendment to Continuing Guaranty effective as of June 16, 2017; and (10) a Tenth Amendment to Continuing Guaranty effective as of June 29, 2018 (collectively, the “Guaranty”).

(B) The JPMC Chinese Affiliate and the Borrower have previously entered into a Credit Facility Agreement dated June 29, 2018, under which the JPMC Chinese Affiliate has agreed to provide to the Borrower with a certain revolving credit facility (the “Credit Facility Agreement”), subject to the terms and conditions of the Credit Facility Agreement.

(C) Concurrently with the execution of this Amendment, the Borrower and the JPMC Chinese Affiliate are entering into an Amendment Agreement to the Credit Facility Agreement (the “Credit Facility Amendment), which Credit Facility Amendment, among other things, reduces the Total Commitment (as defined in the Credit Facility Agreement) to RMB2,625,000.

(D) As one of the conditions to the Bank’s entering into the Credit Facility Agreement, the Bank has required that the Guarantor enter into this Amendment.

Therefore, the Bank and the Guarantor agree as follows:

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AGREEMENT

1. Capitalized Terms. Each term capitalized in this Amendment, including each term capitalized in the introductory paragraph and in the above recitals, shall have the meaning given to it in the Guaranty, unless otherwise defined in this Amendment.

2. Amendment of Paragraph of Guaranty Captioned “Liabilities.” The paragraph of the
Guaranty captioned “Liabilities” is amended and restated to read in its entirety as follows:

Liabilities. The term "Liabilities" means all obligations, indebtedness, and liabilities of the Borrower to the Bank, now existing or later arising, arising under that certain revolving credit facility being provided by the Bank to the Borrower in the original principal amount of up to RMB2,625,000, as described in the Credit Facility Agreement dated as of June 29, 2018 (as it may be amended, restated, or otherwise modified from time to time), between the JPMC Chinese Affiliate and the Borrower (the “Credit Facility Agreement”); any monetary obligations (including interest) incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or similar proceedings related to the above-referenced revolving credit facility and/or the Credit Facility Agreement, regardless of whether allowed or allowable in such proceedings; and all renewals, extensions, modifications, increases, decreases, consolidations, rearrangements, restatements, replacements or substitutions of any of the foregoing.

The Guarantor acknowledges that, without limiting the scope of the foregoing or any other provision of this Guaranty, including any provisions in the paragraph below captioned “Payments Generally,” the term “Liabilities” includes, but is not limited to, any loss that the Bank may incur on account of prohibitions or limitations that may exist under the laws or regulations of the State Administration of Foreign Exchange (“SAFE”) or other regulatory authorities in the Peoples Republic of China (“PRC”) regarding the conversion into RMB of U.S. dollars that may be paid by the Guarantor to the Bank to satisfy any of the Guarantor’s obligations under this Guaranty.

3. Notices. The Guarantor and the Bank agree that all notices to the Bank that are required or are made in connection with the Guaranty shall hereafter be given to the Bank at the address indicated in the paragraph of the Guaranty captioned “Guaranty.”

4. Representations and Warranties.

(A) The Guarantor represents and warrants to the Bank that all representations and warranties contained in the Guaranty are true and correct on and as of the date of this Amendment as if made on the date of this Amendment.

(B) The Guarantor further represents and warrants to the Bank that, after giving effect to this Amendment, there is no default under or violation of any of the terms of the Guaranty or any other agreement between the Bank and the Guarantor, or any of its affiliates or subsidiaries, and that circumstances do not exist that with the passage of time, the giving of notice, or both, would constitute a default thereunder or a violation thereof.

5. Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if each of the signatories had signed the same document. All counterparts constitute one instrument.

6. Reaffirmation. Except as expressly amended by this Amendment, all terms and conditions of the Guaranty shall remain in full force and effect.

WAIVER OF IMMUNITY. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY BE ENTITLED TO CLAIM OR MAY ACQUIRE, FOR ITSELF OR ANY OF ITS ASSETS, ANY IMMUNITY FROM SUIT, JURISDICTION OF ANY COURT, OR FROM ANY LEGAL PROCESS (WHETHER FROM SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF A JUDGMENT, EXECUTION OR OTHERWISE) AS TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN REGARD TO ITS OBLIGATIONS UNDER THIS GUARANTY.

WAIVER OF SPECIAL DAMAGES. THE GUARANTOR WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER FROM THE BANK IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE, OR CONSEQUENTIAL DAMAGES.

JURY WAIVER. THE GUARANTOR AND THE BANK HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN THE GUARANTOR AND THE BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO PROVIDE THE FINANCING DESCRIBED HEREIN.

This Amendment is executed by each party on the date indicated below its signature, but is effective as of the Effective Date.

Guarantor: Bank:

Fuel Tech, Inc. JPMorgan Chase Bank, N.A.

By: By:

Printed Name Title Printed Name Title

Date Signed: Date Signed: